Property and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment	Property and Equipment

	December 31, 2020
	Cost $	Accumulated depreciation and impairment(1) $	Net book value $
Leasehold improvements	131,196	65,052	66,144
Computer equipment	24,387	15,056	9,331
Fulfillment robots	5,419	2,005	3,414
Office furniture and equipment	30,716	17,501	13,215
	191,718	99,614	92,104
(1) Included in accumulated depreciation is $16,838 of impairment on leasehold improvements in the year.

	December 31, 2019
	Cost $	Accumulated depreciation $	Net book value $
Leasehold improvements	110,477	24,675	85,802
Computer equipment	18,141	10,989	7,152
Fulfillment robots	3,220	197	3,023
Office furniture and equipment	25,821	10,400	15,421
	157,659	46,261	111,398

During the year ended December 31, 2020, in light of the COVID-19 pandemic, the Company decided to move from a primarily physical office-centric work model to a primarily digital work-from-home-centric work model. The Company plans to keep, but repurpose certain office locations to support the new model and terminate or sublet other office locations that it ceases to use.

With respect to certain office space the Company has ceased using, for which the lease has been or will be either terminated or sublet, the Company has changed its asset groups, through a change in facts and circumstances, and recorded an impairment charge of $16,838 related to its leasehold improvements in the year ended December 31, 2020. These losses were determined by comparing the asset groups' fair values, made up of the right-of-use assets and leasehold improvements, to their carrying values as of the impairment measurement date, as required under ASC 360, Property, Plant and Equipment. Fair value was determined based on the present value of the estimated future cash flows. These estimates may vary from the actual amounts due to termination or sublease agreements ultimately executed, if at all, which may result in additional charges. These charges were recorded as general and administrative expenses in the consolidated statements of operations and comprehensive income (loss).
With respect to certain office locations expected to be kept, but repurposed, the Company has recognized accelerated depreciation of certain leasehold improvements and furniture in order to reflect changes that it plans to make to accommodate greater physical distancing and increased team onsite meeting spaces. During the year ended December 31, 2020, the Company identified $40,457 of leasehold improvements and furniture that will be accelerated over a 2 to 3 year period as the Company retrofits its existing offices.

During the years ended December 31, 2020 and 2019, the Company retired and disposed of computer equipment with an original cost of $1,677 and $693, respectively. There was no gain or loss recognized in the consolidated statements of operations and comprehensive income (loss) as a result of the retirement and disposal of these assets.

The following table illustrates the classification of depreciation in the consolidated statements of operations and comprehensive income (loss):

	Years ended
	December 31, 2020 $	December 31, 2019 $
Cost of revenues	3,160	1,253
Sales and marketing	9,710	4,929
Research and development	19,587	7,940
General and administrative	5,735	2,657
	38,192	16,779